Exhibit 99.1

May 21, 2020

FOR ADDITIONAL INFORMATION

Media Ken Stammen Corporate Media Relations (614) 460-5544 kstammen@nisource.com	Investors Nick Drew Director, Investor Relations (614) 460-4638 ndrew@nisource.com	Sara Macioch Manager, Investor Relations (614) 460-4789 smacioch@nisource.com

NiSource Announces Repositioning of

Executive Leadership Team Roles and Responsibilities

MERRILLVILLE, Ind. – NiSource (NYSE: NI) today announced a series of changes to and additional responsibilities for its executive team, effective June 1. These changes will further advance the company’s commitment to customer and employee safety and service across its seven-state operating area.

“The leadership changes announced today position NiSource to support our enhanced focus on public safety, customer value and operational excellence, and reflect the next steps in our strategy to drive our company forward,” said Joe Hamrock, president and CEO of NiSource. “We are continuing to take actions across the company to build the next generation of gas and electric energy platforms. With a deep bench of talented leaders throughout our organization, we are positioned to enhance growth, and improve safety and environmental performance across NiSource while renewing our commitments to our customers and focusing on driving value for our shareholders.”

The leaders, all reporting to Hamrock, include:

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Pablo Vegas, current executive vice president and president, gas utilities, has been named executive vice president, chief operating officer (COO) and president, NiSource Utilities. In this new role, Vegas will oversee NiSource’s gas and electric business segments. This appointment will support the continued advancement of NiSource’s safety management system and align investment priorities across NiSource’s utility portfolio to deliver operational excellence across its gas and electric segments.

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Donald Brown, current executive vice president and chief financial officer (CFO), has been named executive vice president, CFO and president, NiSource Corporate Services. Brown’s appointment reflects NiSource’s focus on driving value through enhanced capabilities, processes and systems across our central business organizations including accounting, finance, information technology, supply chain, business services, regulatory services, and internal audit.

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Violet Sistovaris, current executive vice president and president, NIPSCO, has been named executive vice president and chief experience officer, responsible for NiSource’s customer service, human resources and communications functions. In this new role, Sistovaris will bring a singular focus to NiSource’s employee and customer experience, focused on enhancing transparency, innovation and customer value to its key stakeholders.

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Shawn Anderson has been named chief strategy and risk officer, highlighting the importance of aligning NiSource’s long-term strategy with stakeholder priorities, including portfolio optimization, renewable energy and growth strategies. This appointment reflects Anderson’s key contributions to the company’s strategy development.

Based on the changes above, we are pleased to announce additional key senior leadership changes:

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Mike Hooper, current senior vice president regulatory, legislative affairs and strategy, NIPSCO, has been named senior vice president and president, NIPSCO, reporting to Vegas. In this capacity, Hooper will be responsible for NiSource’s electric business segment, including its advanced energy and renewable portfolio strategy.

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Dan Creekmur, current president and COO, Columbia Gas of Ohio, has been named senior vice president and president, gas utilities, reporting to Vegas. In this role Creekmur will have responsibility for NiSource’s gas utility companies in Ohio, Indiana, Pennsylvania, Virginia, Kentucky and Maryland.

•	Vince Parisi will be rejoining NiSource on June 8 as president and COO, Columbia Gas of Ohio, reporting to Dan Creekmur.

“We are confident that these changes, along with the previously announced elevation of Carrie Hightman’s role to executive vice president and chief legal officer and CEO of Columbia Gas of Massachusetts and Chuck Shafer’s role to chief safety officer, position NiSource for continued strength going forward,” Hamrock concluded.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.5 million natural gas customers and 500,000 electric customers across seven states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 8,400 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource is a member of the Dow Jones Sustainability - North America Index and the Bloomberg Gender Equality Index and has been named by Forbes magazine among America’s Best Large Employers since 2016. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found at www.nisource.com. Follow us at www.facebook.com/nisource, www.linkedin.com/company/nisource or www.twitter.com/nisourceinc. NI-F

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning our plans, strategies, objectives, expected performance and any and all underlying assumptions and other statements that are other than statements of historical fact. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include among other things, continuing and potential future impacts from the COVID-19 pandemic; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; our ability to execute our growth strategy; changes in general economic, capital and commodity market conditions;

pension funding obligations; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; our ability to adapt to, and manage costs related to, advances in technology; any changes in our assumptions regarding the financial implications of the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; the pending sale of the Columbia Gas of Massachusetts business, including the terms and closing conditions under the Asset Purchase Agreement; potential incidents and other operating risks associated with our business; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; any damage to our reputation, including in connection with the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of our electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified workforce; the ability of our subsidiaries to generate cash; our ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; and other matters in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated in our subsequent SEC filings, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

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